                                                                   Exhibit 10.27

                                   NUCO2 INC.
                              2800 SE Market Place
                                Stuart, FL 34997

                                                               December 19, 2005

TO:           J. Robert Vipond
              2800 SE Market Place
              Stuart, FL 34997

         We are  pleased  to  inform  you  that on May 18,  2005,  the  Board of
Directors of NuCO2 Inc. (the "Company"), granted you a nonqualified stock option
(the  "Option") to purchase  5,000 shares (the  "Shares") of Common  Stock,  par value $.001 per share, of the Company, at a price of $23.14 per Share.

         The Option may be exercised  prior to March 28, 2015 (on which date the
Option will, to the extent not previously exercised,  expire) as follows: (i) as to 2,500 of the Shares on or after March 29,  2006 and (ii) as to the  remaining
2,500 of the Shares on or after March 29, 2007.

         Unless  at the  time  of the  exercise  of the  Option  a  registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares,  any Shares  purchased by you upon the exercise of the Option shall be acquired for  investment and not for sale or  distribution,  and if the
Company so requests,  upon any exercise of the Option,  in whole or in part, you will  execute and  deliver to the  Company a  certificate  to such  effect.  The
Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the  Company,  the Shares to be so issued are required to be  registered  or  otherwise  qualified  under  the Act or under  any  other applicable  statute,  regulation or ordinance  affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

         You understand and acknowledge  that, under existing law, unless at the time of the exercise of the Option a registration  statement under the Act is in effect as to such Shares (i) any Shares  purchased  by you upon  exercise of the
Option  may  be  required  to  be  held  indefinitely  unless  such  Shares  are subsequently  registered under the Act or an exemption from such registration is available;  (ii)  any  sales  of such  Shares  made in  reliance  upon  Rule 144 promulgated  under  the Act may be made  only in  accordance  with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which  shares may be sold);  (iii)
in the case of securities to which Rule 144 is not  applicable,  compliance with
Regulation A promulgated  under the Act or some other disclosure  exemption will be required;  (iv)  certificates  for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been  registered  under the
Act and that the Shares may not be sold,  hypothecated or otherwise  transferred in the absence of an  effective  registration  statement  under the Act relating thereto  or an  opinion  of  counsel  satisfactory  to  the  Company  that  such registration  is not required;  (v) the Company will place an appropriate  "stop transfer"  order with its transfer  agent with respect to such Shares;  and (vi)
the Company has  undertaken  no  obligation to register the Shares or to include the Shares in any registration  statement which may be filed by it subsequent to the issuance of the Shares to you. In addition,  you understand and  acknowledge that the Company has no  obligation to you to furnish  information  necessary to enable you to make sales under Rule 144.

         The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto and EXHIBIT
A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased.

         Would you  kindly  evidence  your  acceptance  of the  Option  and your agreement to comply with the  provisions  hereof by executing  this letter under the words "Agreed To and Accepted."

                                            Very truly yours,

                                            NuCO2 Inc.

                                            By: /s/ Michael E. Dedomenico
                                                --------------------------------
                                                Michael E. DeDomenico
                                                Chairman and Chief Executive Officer

AGREED TO AND ACCEPTED:

/s/ J. Robert Vipond
-----------------------
J. Robert Vipond

                                    EXHIBIT A

NuCO2 Inc.
2800 S.E. Market Place
Stuart, Florida  34997

Ladies and Gentlemen:

         Notice is hereby given of my election to purchase ____ shares of Common
Stock,  $.001 par value (the "Shares"),  of NuCO2 Inc., at a price of $_____ per
Share,  pursuant to the  provisions of the stock option granted to me on May 18,
2005. Enclosed in payment for the shares is:

                  | |   my check in the amount of $___________.

                  | |   _____________Shares having a total value of $__________,
                        such value being  based on the  closing  price(s) of the
                        Shares on the date ` hereof.*

                  The following  information  is supplied for use in issuing and registering the Shares purchased hereby:

                  Number of Certificates
                      and Denominations
                                            ------------------------------------

                  Name
                                            ------------------------------------

                  Address
                                            ------------------------------------

                                            ------------------------------------

                  Social Security Number
                                            ------------------------------------

Dated:                  ,
        ---------------- --------

                                            Very truly yours,

                                            ------------------------------------
                                            J. Robert Vipond

* Subject to approval of the Board of Directors.